UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2024

FATHOM DIGITAL MANUFACTURING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39994	40-0023833
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 Walnut Ridge Drive

Hartland, WI 53029

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (262) 367-8254

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FATH	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

er next two years Expanded mid-volume production of existing program $1.7 million in 2021; expect $4-$8 million in 2022 orders Prototype with mid-volume production follow-on $4.5 million over three-month period New cross-sell of sheet metal low-volume production $450k in 2021; expect over $1.5 million in 2022 orders Prototype & low-volume production Global healthcare company Global semiconductor company Disruptive electric vehicle manufacturer Global leader in mobile robotics 1 2 3 4 5 6 Global leader in gas measurement instruments and technologies Leading subsea technology company $550K production order Expansion to higher volume production of existing program New Strategic Accounts Existing Strategic Accounts

Statement (preliminary unaudited) Repor

Item 1.01.	Entry into a Material Definitive Agreement.

On November 13, 2023, certain subsidiaries of Fathom Digital Manufacturing Corporation (the “Company”) entered into a Third Amendment to the Credit Agreement, dated as of December 23, 2021, as previously amended by the First Amendment and Second Amendment thereto, by and among Fathom Guarantor, LLC, Fathom Manufacturing, LLC, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. (such agreement as amended, the “Credit Agreement”).

The Credit Agreement required certain subsidiaries of the Company to obtain qualified equity capital to make a term loan paydown of $50,000 no later than (a) March 31, 2024 with qualified equity capital obtained pursuant to a binding commitment entered into on or before January 31, 2024 ( the “Outside Signing Date”) or (b) June 30, 2024 in the event a Credit Support (as defined therein) is executed and delivered to the Administrative Agent on or before January 31, 2024.

On January 31, 2024, certain subsidiaries of the Company, certain lenders under the Credit Agreement and JPMorgan Chase Bank, N.A., as Administraive Agent entered into a letter agreement (the “Extension Consent Letter”) that extended the Outside Signing Date from January 31, 2024 to February 16, 2024.

The foregoing description of the Extension Consent Letter does not purport to be complete and is qualified in its entirety by reference to a copy of the Extension Consent Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statement and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1

Extension Consent Letter dated as of January 31, 2024, among certain subsidiaries of the Company, certain Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, relating to the Credit Agreement, dated as of December 23, 2021, as previously amended by the First Amendment, Second Amendment and Third Amendment thereto, among Fathom Guarantor, LLC, Fathom Manufacturing, LLC, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBR document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FATHOM DIGITAL MANUFACTURING CORPORATION

By:	/s/ Mark Frost
Name:	Mark Frost
Title:	Chief Financial Officer

Date: February 1, 2024